Exhibit 99.6

SINSIN RENEWABLE INVESTMENT LIMITED

UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2014 AND 2013

INDEX TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Interim Condensed Consolidated Statements of Profit or Loss and Other Comprehensive Income	2
Unaudited Interim Condensed Consolidated Balance Sheets	3
Unaudited Interim Condensed Consolidated Statements of Changes in Equity	4
Unaudited Interim Condensed Consolidated Statements of Cash Flows	5
Notes to the Unaudited Interim Condensed Consolidated Financial Statements	6

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

AND OTHER COMPREHENSIVE INCOME

FOR THE SIX-MONTHS ENDED JUNE 30, 2014

AND THE PERIOD FROM MAY 8, 2013 (DATE OF INCORPORATION) TO JUNE 30, 2013

	Six-months ended June 30,	From May 8 to June 30,
In Euro	2014	2013

Revenues (note 7)	4,972,940	-
Cost of sales	(2,795,428)	-
Gross profit	2,177,512	-
Other income	18,000	-
Administrative expenses	(221,982)	-
Other expenses	(47,507)	-
Operating income	1,926,023	-
Finance costs (note 8)	(2,412,760)	-
Loss before income taxes	(486,737)	-
Income taxes (note 4)	(252,162)	-
Loss for the period	(738,899)	-
Other comprehensive income for the period	-	-
Total comprehensive income for the period	(738,899)	-

The accompanying notes form part of these unaudited interim condensed consolidated financial statements.

UNAUDITED INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF JUNE 30, 2014 AND DECEMBER 31, 2013

	As of June 30,	As of December 31,
In Euro	2014	2013

ASSETS:
Property, plant and equipment	53,768,884	54,832,707
Goodwill	7,312,728	7,312,728
Other non-current assets	9,806	8,805
Deferred tax assets	556,724	523,008
TOTAL NON-CURRENT ASSETS	61,648,142	62,677,248

CURRENT ASSETS:
Trade and other receivables (note 3)	6,326,495	5,346,987
Cash and cash equivalents	2,537,128	2,674,375
TOTAL CURRENT ASSETS	8,863,623	8,021,362

TOTAL ASSETS	70,511,765	70,698,610

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Income tax payables	753,314	710,345
Borrowings (note 5)	64,989,000	64,989,000
Trade and other payables (note 6)	7,394,857	6,805,009
TOTAL CURRENT LIABILITIES	73,137,171	72,504,354

NON-CURRENT LIABILITIES:

Other non-current liabilities	3,001	3,001
Deferred tax liabilities	3,957,411	4,038,174
TOTAL NON-CURRENT LIABILITIES	3,960,412	4,041,175
TOTAL LIABILITIES	77,097,583	76,545,529

EQUITY:
Share Capital	100,000	100,000
Accumulated losses	(6,685,818)	(5,946,919)
TOTAL EQUITY	(6,585,818)	(5,846,919)

TOTAL LIABILITIES AND EQUITY	70,511,765	70,698,610

The accompanying notes form part of these unaudited interim condensed consolidated financial statements.

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

FOR THE SIX-MONTHS ENDED JUNE 30, 2014

AND THE PERIOD FROM MAY 8, 2013 (DATE OF INCORPORATION) TO JUNE 30, 2013

In Euro	Share Capital	Accumulated Losses	Total

Balance at May 8, 2013 (date of incorporation)	-	-	-

Changes in equity for the period
Loss for the period	-	-	-
Other comprehensive income	-	-	-
Total comprehensive income	-	-	-

Issuance of shares	1,200	-	1,200

Balance at June 30, 2013	1,200	-	1,200

Balance at January 1, 2014	100,000	(5,946,919)	(5,846,919)

Changes in equity for the period
Loss for the period	-	(738,899)	(738,899)
Other comprehensive income	-	-	-
Total comprehensive income	-	(738,899)	(738,899)

Balance at June 30, 2014	100,000	(6,685,818)	(6,585,818)

The accompanying notes form part of these unaudited interim condensed consolidated financial statements.

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX-MONTHS ENDED JUNE 30, 2014

AND THE PERIOD FROM MAY 8, 2013 (DATE OF INCORPORATION) TO JUNE 30, 2013

	Six-months ended June 30,	From May 8 to June 30,
In Euro	2014	2013

Cash flows from operating activities

Loss before taxation	(486,737)	-
Adjustments for:
Depreciation	1,131,923	-
Finance costs	2,412,760	-

Changes in:
Trade and other receivables	1,088,491	-
Trade and other payables	43,008	-

Cash generated from operating activities	4,189,445	-

Tax paid	(323,672)	-

Net cash generated from operating activities	3,865,773	-

Cash flows from investing activities
Purchase of property, plant and equipment	(1,931,269)	-
Advances to a related party	(2,069,000)	-

Net cash used in investing activities	(4,000,269)	-

Cash flows from financing activities
Interest paid	(2,751)	-
Issuance of shares	-	240

Net cash (used in)/generated from financing activities	(2,751)	240
Net (decrease)/increase in cash and cash equivalents	(137,247)	240
Cash and cash equivalents at beginning of the period	2,674,375	-
Cash and cash equivalents at end of the period	2,537,128	240

The accompanying notes form part of these unaudited interim condensed consolidated financial statements.

NOTE 1— REPORTING ENTITY

Sinsin Renewable Investment Limited (the “Company”) was incorporated on May 8, 2013. The address of its registered office is Strand Towers, Floor 2, 36, The Strand, Sliema SLM 1022, Malta. At June 30, 2013, the Company was a wholly-owned subsidiary of Sinsin Euro Solar Asset Limited Partnership (“Sinsin Euro”), which was a subsidiary of Xinxing Pipes Ductile Iron Pipes Co., Ltd (“Xinxing Pipes”). On December 1, 2014, 100% of the Company’s shares were purchased by Solar Power, Inc. (“SPI”), an entity whose common stock is traded on the Over the Counter Bulletin Board in the United States.

These interim condensed consolidated financial statements comprise the Company and its subsidiaries (collectively the “Group”). The Group’s principal activities are the development, investment and operation of Photovoltaic parks through four indirectly wholly-owned subsidiaries in Greece (the “Operating Subsidiaries”).

NOTE 2— BASIS OF PREPARATION OF FINANCIAL STATEMENTS

These interim condensed consolidated financial statements have been prepared in accordance with International Accounting Standards (IAS) 34 “Interim Financial Reporting” issued by the International Accounting Standards Board (“IASB”). They do not include all the information required for a complete set of financial statements prepared in accordance with International Financial Reporting Standards (“IFRSs”). However, selected explanatory notes are included to explain events and transactions that are significant to an understanding of the changes in the Group’s financial position and performance since the consolidated financial statements for the period from May 8, 2013 (date of incorporation) to 31 December 2013.

IASB has issued a number of amendments to IFRSs and interpretations and new standards that are first effective for the accounting period beginning on January 1, 2014. These developments have had no material impact on the contents of these condensed consolidated interim financial statements. Except for these developments, the accounting policies applied by the Company in these interim condensed consolidated financial statements are the same as those applied by the Company in its annual consolidated financial statements for the period from May 8, 2013 (date of incorporation) to December 31, 2013. The Group has not applied any new standard or interpretation that is not yet effective for the current accounting period.

The interim condensed consolidated financial statements were authorized for issue by the Board of Directors of the Company on February 13, 2015.

The preparation of financial statements in conformity with IFRS requires the use of certain critical accounting estimates. It also requires management to exercise its judgment in the process of applying the Company’s accounting policies. Actual results could differ from those estimates and such differences could affect the results of operations reported in future periods.

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Group incurred a loss of Euros 738,899 during the period. As at June 30, 2014, the Group had net current liabilities and net liabilities of Euros 64,273,548 and Euros 6,585,818 respectively.

In view of these circumstances, the directors have given careful consideration to the future liquidity and performance of the Group and its available sources of finance in assessing whether the Group will have sufficient financial resources to continue as a going concern.

The directors believe the Group will generate sufficient cash flow and continue as a going concern on the basis that SPI, the Group’s parent company since December 1, 2014, has undertaken to provide financial support to the Group to the extent necessarily enabling it to meet its liabilities as and when they fall due prior to December 31, 2015. Accordingly, the consolidated financial statements have been prepared on a going concern basis.

NOTE 3—TRADE AND OTHER RECEIVABLES

	As of June 30,	As of December 31,
In Euro	2014	2013

Trade receivables	3,134,500	4,290,937
Value added tax recoverable	996,390	729,138
Prepayment and other receivables	2,195,605	326,912
Total	6,326,495	5,346,987

Trade receivables represent amount due from Lagie S.A. for the sales of electricity. Credit period of one month is normally granted to the customer. All trade receivables balances have been settled.

Included in the prepayment and other receivables was an amount of Euros 2,069,000 due from Sinsin Solar Capital Limited Partnership, the intermediate holding company. During the six-months ended June 30, 2014, the Company paid expenses of Euros 2,069,000 on behalf of Sinsin Solar Capital Limited Partnership. Such payments were classified as advances to a related party under cash flows from investing activities in the consolidated statements of cash flows. The amount due from Sinsin Solar Capital Limited Partnership of Euros 2,069,000 were fully settled in July 2014.

NOTE 4—TAXATION

(a)	Taxation in the profit or loss represents:
	Period ended June 30,	From May 8 to June 30,
In Euro	2014	2013
Current tax	366,642	-
Deferred tax – origination and reversal of temporary differences	(114,480)	-
Taxation expenses	252,162	-

Pursuant to the tax law in Malta, the statutory income tax rate applicable to the Company in 2014 was 35% (2013: 35%).

Pursuant to the tax law in Greece, the statutory income tax rate applicable to the Company’s operating subsidiaries in Greece in 2014 was 26% (2013: 26%)

NOTE 5—BORROWINGS

	As of June 30,	As of December 31,
In Euro	2014	2013
Total borrowings	64,989,000	64,989,000

The Group’s borrowings at December 31, 2013 represent unsecured loans from a related party (see note 9(c)), which are charged at a fixed annual interest rate of 7.5%. Pursuant to the loan contracts, the entire loans principal are wholly repayable in 2033 but would also become immediately repayable on demand by the lender at any time during the loan period. Accordingly, these borrowings were classified as current liabilities.

NOTE 6—TRADE AND OTHER PAYABLES

	As of June 30,	As of December 31,
In Euro	2014	2013
Payables for property, plant and equipment	1,736,180	3,599,349
Accrued interests on borrowings	4,270,052	1,860,043
Other payable and accruals	1,388,625	1,345,617
Total	7,394,857	6,805,009

NOTE 7—REVENUE

	Six months ended June 30, 2014	From May 8, 2013 to June 30, 2013
In Euro

Sales of electricity	4,972,940	-

Revenue represents sales of electricity generated from Photovoltaic park assets owned by the Company. The Company entered into long-term power purchase contract with Lagie S.A. in Greece, the sole customer of the Company, for the supply of electricity at the prevailing effective tariff rate determined by the relevant local government authority in Greece.

NOTE 8—FINANCE COSTS

	Six months ended June 30, 2014	From May 8, 2013 to June 30, 2013
In Euro

Interest expenses on borrowings	2,410,009	-
Other finance charges	2,751	-
Finance costs recognized in profit or loss	2,412,760	-

NOTE 9—RELATED PARTY TRANSACTIONS

The Company entered into the following material transactions with its related party during the reporting period:

(a)	Finance Expenses

	Period ended June 30,	From May 8 to June 30,
In Euro	2014	2013

Immediate holding company
Sinsin Europe Solar Asset Limited Partnership	2,410,009	-

The Company had the following balances with its related party at the end of the reporting period:

(b)	Trade and Other Receivables

	As of June 30	As of December 31
In Euros	2014	2013

Intermediate holding company
Sinsin Solar Capital Limited Partnership	2,069,000	-

During the six-months period ended June 30, 2014, the Group paid certain expenses on behalf of Sinsin Solar Capital Limited Partnership. The receivable balances were fully repaid by Sinsin Solar Capital Limited in July 2014.

(c)	Borrowings

	Period ended June 30,	As of December 31
In Euro	2014	2013

Immediate holding company
Sinsin Europe Solar Asset Limited Partnership	64,989,000	64,989,000

NOTE 10—IMMEDIATE AND ULTIMATE CONTROLLING PARTY

At June 30, 2014, the directors consider the immediate holding company to be Sinsin Europe Solar Asset Limited Partnership, which is incorporated in Greece, and ultimate holding company to be Xinxing Pipes, which is incorporated in the PRC. Xinxing Pipes produces financial statements in accordance with PRC accounting standards that are available for public use.

In December 2014, SPI acquired all the equity interest of Sinsin Renewable Investment Limited and becomes the ultimate controlling party of the Company.